Quarterly Financial Data (Unaudited)	12 Months Ended
Dec. 31, 2015
Quarterly Financial Information Disclosure [Abstract]
Quarterly Financial Data (Unaudited)
QUARTERLY FINANCIAL DATA (UNAUDITED):
Summarized unaudited quarterly financial data is presented below. Earnings per unit are computed on a stand-alone basis for each quarter and total year.

	Quarters Ended
	March 31	June 30	September 30	December 31	Total Year
2015:
Revenues	$10,380	$11,594	$10,616	$9,536	$42,126
Operating income	617	896	650	236	2,399
Net income (loss)	221	772	238	(138)	1,093
Limited Partners’ interest in net income	282	298	291	312	1,183
Basic net income per limited partner unit	$0.26	$0.28	$0.28	$0.30	$1.11
Diluted net income per limited partner unit	$0.26	$0.28	$0.28	$0.30	$1.11

	Quarters Ended
	March 31	June 30	September 30	December 31	Total Year
2014:
Revenues	$13,080	$14,143	$14,987	$13,481	$55,691
Operating income	710	773	822	165	2,470
Net income (loss)	448	500	470	(294)	1,124
Limited Partners’ interest in net income	167	163	188	111	629
Basic net income per limited partner unit	$0.15	$0.15	$0.18	$0.11	$0.58
Diluted net income per limited partner unit	$0.15	$0.15	$0.18	$0.11	$0.57
The three months ended December 31, 2015 and 2014 reflected the unfavorable impacts of $171 million and $456 million, respectively, related to non-cash inventory valuation adjustments primarily in ETP’s investment in Sunoco Logistics and retail marketing operations and our investment in Sunoco LP. The three months ended December 31, 2015 and 2014 reflected the recognition of impairment losses of $339 million and $370 million, respectively. Impairment losses in 2015 were primarily related to ETP’s Lone Star Refinery Services operations and ETP’s Transwestern pipeline, and in 2014, impairment losses were primarily related to Regency’s Permian Basin gathering and processing operations.